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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2000
                                                         -----------------



                                 PPL CORPORATION
                                 ---------------
               (Exact Name of Registrant specified in its charter)


              Pennsylvania                   1-11459           23-275-8192
              ------------                   -------           -----------
    (State or Other Jurisdiction of     (Commission File     (I.R.S. Employer
             Incorporation)                  Number)        Identification No.)

           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
                    (Address of Principal Executive Offices)
                    ----------------------------------------

       Registrant's telephone number, including area code: (610) 774-5151

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Item 7. Financial Statements and Exhibits
        ---------------------------------

        (c) Exhibits

            1  Sales Agency Agreement between PPL Corporation and
               UBS Warburg LLC
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PPL CORPORATION

                                 By: /s/ James E. Abel
                                     ------------------------
                                     Name:  James E. Abel
                                     Title:  Vice President-Finance
                                     and Treasurer


Dated: December 21, 2000
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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number   Exhibit
--------------   -------


1                Sales Agency Agreement between PPL Corporation and UBS Warburg
                 LLC